AVEO Overview September 2019 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “seek,” “look forward,” “advance,” “goal,” “strategy,” “promising,” “opportunity” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s goals and business strategy, prospects, plans and objectives; AVEO’s plans regarding communications with, and potentially submitting a new drug application (NDA) to the U.S. Food and Drug Administration (FDA) for tivozanib; the timing, design and results of preclinical and clinical trials, including AVEO’s plans, and expectations regarding the results of overall survival analyses for the Phase 3 TIVO-3 study of tivozanib in RCC; the timing and outcome of meetings with and applications to regulatory authorities by AVEO and its partners; the competitive landscape for, and the potential utility of, AVEO’s product candidates, AVEO’s statements regarding the potential efficacy, safety and tolerability profile of tivozanib, including with respect to overall survival; the potential commercial opportunity of tivozanib and AVEO’s other product candidates and AVEO’s estimates for its cash runway. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability, and the ability of its licensees, to demonstrate to the satisfaction of applicable regulatory agencies such as the FDA and the EMA the safety, efficacy and clinically meaningful benefit of AVEO’s product candidates, including, in particular, tivozanib; AVEO’s ability to successfully file an NDA for tivozanib; AVEO’s and its collaborators’ ability to successfully enroll and complete clinical trials; AVEO’s ability to enter into and maintain its third party collaboration and license agreements, and its ability, and the ability of its strategic partners, to achieve development and commercialization objectives under these arrangements; the timing and costs of seeking and obtaining regulatory approval; AVEO’s ability to maintain compliance with regulatory requirements applicable to its product candidates; AVEO’s ability to obtain and maintain adequate protection for intellectual property rights relating to its product candidates; AVEO’s ability to successfully implement its strategic plans; AVEO’s ability to raise the substantial additional funds required to achieve its goals, including those goals pertaining to the development and commercialization of tivozanib; unplanned capital requirements; adverse general economic and industry conditions; and those risks discussed in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” included in AVEO’s quarterly and annual reports on file with the SEC and in other filings that AVEO may make with the SEC in the future. All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation, and specifically disclaims any obligation, to update any of these statements, except as required by law.

AVEO Oncology: Strategy for Value Creation Value Enhancing Partnerships Deep Pipeline Addressing Significant Unmet Needs Multiple oncology and non-oncology pipeline opportunities FOTIVDA™ (tivozanib) – IO Combinations (RCC, HCC, other) Highly specific VEGFR TKI has potential to enable unique tolerability in combination FOTIVDA™ (tivozanib) – Monotherapy (RCC) Differentiated VEGFR TKI has potential to deliver unsurpassed efficacy AND favorable tolerability Partnerships advance programs and provide capital

Clinical Preclinical Phase 1 Phase 2 Phase 3 Regulatory Filing Marketed Partner Tivozanib (RCC) VEGFR 123 TKI Tivozanib (HCC) VEGFR 123 TKI Ficlatuzumab HGF MAb AV-203 (CAN017) ERBB3 MAb Multiple Potential Opportunities for Value Creation TIVO-1 (Phase 3 Registration Study in 1st Line RCC) TIVO-3 (Phase 3 Registration Study in 3rd Line RCC) TiNivo (+OPDIVO® RCC) SCCHN (Ficla +/- ERBITUX®) Esophageal Pre-Clinical Tivozanib VEGFR 123 TKI AV-380 GDF15 MAb AV-353 Notch 3 MAb Cachexia Oncology DEDUCTIVE (1st line HCC+ IMFINZI®) Ongoing or complete In Planning (Europe) CyFi2 (HiDac +/- Ficla AML) Pancreatic (Ficla + Nab-paclitaxel + Gemcitabine) Non-Oncology

Financial Highlights Cash on hand to fund planned operations into 3Q 2021* $40.2M in cash, cash equivalents, and marketable securities as of 2Q 2019 $25.0M upfront payment from Kyowa Kirin due in 3Q 2019 Kyowa Kirin buy back of tivozanib non-oncology rights: $25M upfront payment Waiver of the $18M potential payment due to Kyowa Kirin upon an AVEO U.S. approval for tivozanib $391M in potential development and commercial milestones Tiered high single-digit to low double-digit royalties on tivozanib net sales in non-oncologic indications EUSA royalties and potential milestones: Tiered low double-digit to mid-twenties royalties on FOTIVDA® (tivozanib) net sales in Europe, Latin America, Africa, and Australia $6M in potential reimbursement and regulatory approval milestones $20M in R&D reimbursement for access to TIVO-3 data, if optioned $335M in potential tiered commercial milestones Approximately $32 million ATM availability through SVB Leerink sales agreement Streamlined, experienced team with a headcount of ~20 *This estimate excludes, subject to our decision whether to submit a New Drug Application (NDA) for tivozanib to the U.S. Food and Drug Administration (FDA), remaining costs to prepare and filing fees in connection with a possible NDA submission, and pre-commercialization activities that we may undertake. This estimate also assumes no receipt of additional milestone payments from our partners, no funding from new partnership agreements, no additional equity financings, no debt financings, no additional sales of equity under our sales agreement with SVB Leerink and no additional sales of equity through the exercise of our outstanding warrants. Accordingly, the timing and nature of activities contemplated for the remainder of 2019 and thereafter will be conducted subject to the availability of sufficient financial resources.

FOTIVDA® (tivozanib) TIVO-3 Pivotal Phase 3 Study

Tivozanib: VEGFR 1, 2 and 3 Tyrosine Kinase Inhibitor Potent, selective inhibitor of VEGFRs 1, 2 and 3 with a long half-life that is designed to optimize blockade while minimizing off-target toxicities1,2 1 Nakamura K et al. Cancer Res 2006;66:9134–9142. 2 Eskens FA et al. Clin Cancer Res 2011;17:7156–7163.

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TIVO-3: Study Design

First stratified 3rd line dataset of patients with prior PD-1 exposure

TIVO-3

Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare Tivozanib to Sorafenib in Subjects With Refractory Advanced Renal Cell Carcinoma

N = 350

- Recurrent/metastatic RCC
- Failed at least two prior regimens including VEGFR-TKI
- Stratified by prior regimen (TKI-TKI; TKI-PD1; TKI-Other)
- ECOG PS 0 or 1

RANDOMIZE 1:1

tivozanib

sorafenib

- 1°: PFS
- 2°: OS, ORR, DoR, Safety and Tolerability for ITT

60% 3rd line patients, 40% 4th line+

AVEO ONCOLOGY

Primary Endpoint: Progression-Free Survival per IRC (ITT)* Median PFS, mo (95% CI) Tivozanib 5.6 (5.3, 7.3) Sorafenib 3.9 (3.7, 5.6) HR, 0.73 (95% CI: 0.56, 0.94) P=0.0165 2yr PFS 18% 5% 28% 1yr PFS 11% 44% improvement in median PFS 27% risk reduction for progression or death *Final analysis, as of Oct 4, 2018

IO Subgroup Progression-Free Survival per IRC (26% of ITT)* Median PFS, mo (95% CI) Tivozanib 7.3 (5.3, 11.1) Sorafenib 5.1 (3.6, 7.4) HR, 0.55 (95% CI: 0.32, 0.94) P=0.028 35% 1yr PFS 4% 2yr PFS 25% 43% improvement in median PFS 45% risk reduction for progression or death *Final analysis, as of Oct 4, 2018

Secondary Endpoint – ORR* Final Analysis - Superior Overall Response Rate and Durability Statistically significant benefit in ORR, p=0.02 Durable responses with tivozanib: 55% remaining in response past 2 years Median DoR: tivozanib not reached vs sorafenib 5.7 months *Final analysis, as of Oct 4, 2018

Treatment-Related Adverse Events* (≥20% frequency in either arm) Tivozanib (N=173)^ Sorafenib (N=170)^ Preferred Term All Grades % Grade 3/4 % All Grades % Grade 3/4 % Treatment Related AEs 84 44 94 55 Hypertension 36 20 25 14 Diarrhea 33 2 50 9 Fatigue 29 4 19 5 Decreased Appetite 26 4 21 2 Dysphonia 24 1 8 0 Asthenia 21 5 17 4 PPE* 16 1 38 10 Rash 4 0 24 8 >5% difference between arms *Palmar-plantar erythrodysesthesia syndrome, also know as hand-foot syndrome ^Safety population *Analysis as of Oct 4, 2018

Tivozanib (N=173)^ Sorafenib (N=170)^ Mean Number of Cycles Initiated 10.3 6.3 AEs Leading to Dose Reductions (%) 24 38 AEs Leading to Dose Interruption (%) 48 63 Treatment Related SAEs (%) 11 10 Treatment Related Deaths (%) 0 0 Deaths within 30 days of Tx (N) 15 12 Exposure Adj Deaths per Month of Tx** 0.93% 1.21% Tolerability Results* ^Safety population *Analysis as of Oct 4, 2018 **Exposure Adj Deaths Based on 48,656 tivozanib Tx days and 29,883 sorafenib Tx days through 10/4/2018 data cut P=0.005 P=0.007

Secondary Endpoint – Overall Survival Initial OS Analysis (Oct 4, 2018): HR* >1.00 Analysis based on 183 OS events Prespecified OS Analysis update (Aug 15, 2019): HR*=0.99 Analysis based on 227 OS events 95% CI: 0.76-1.29; p=0.95 44 additional events since Oct 4, 2018 data cut 16 tivozanib events and 28 sorafenib events Median OS: tivozanib=16.4 mo (95% CI: 13.4-22.2), sorafenib=19.7 mo (15.0-24.2)** 20 tivozanib patients remain progression free and on study and 2 sorafenib patients *Hazard Ratio (HR): assesses the relative risk of death for the entirety of the dataset **Median OS: point in time value separating the earlier half of events from the latter half within each arm

TIVO-3 Conclusions Tivozanib significantly improves PFS and ORR compared to sorafenib in patients with treatment-refractory advanced RCC Tivozanib was superior in patients previously treated with checkpoint inhibitors as well as two VEGFR-TKIs Responses with tivozanib were more durable than sorafenib Tivozanib was well tolerated, with hypertension as the most common AE Lower rates of hand-foot syndrome, diarrhea, and rash were observed for tivozanib compared to sorafenib OS hazard ratio less than 1 in updated analysis (Aug 15, 2019) 20 tivozanib patients remain progression free and on study vs 2 sorafenib patients Company plans to discuss updated OS results with the FDA

PD-1 Combination Opportunities

Tivozanib Properties May Provide Advantages in Combination with IO Therapy Nakamura K et al. Cancer Res 2006;66:9134–9142. Pawlowski N et al. AACR 2013. Poster 3971. Hammers, Emerging VEGF-I/O Combinations, ASCO 2017

Demonstrated Favorable Safety Results 60% of patients experienced treatment related grade 3/4 adverse event Excluding uncomplicated hypertension, only 44% of patients experienced grade 3/4 adverse event Minimal off-target AEs observed, likely due to high specificity of tivozanib Barthelemy et al. ESMO 2018

Encouraging Preliminary Efficacy Results 56% ORR and 96% DCR 72% had tumor shrinkage ≥25% as of August 2018 4% (1/25) of patients had a complete response 52% (13/25) of pts remain on therapy Results suggest additive or synergistic efficacy for tivozanib + PD1 Barthelemy et al. ESMO 2018 Updated Results Expected at ESMO 2019

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Immuno-Oncology Clinical Collaboration with AstraZeneca

DEDUCTIVE

- Clinical Rationale: Single agent activity demonstrated for tivozanib and durvalumab in HCC[2,3]. Combination of two agents has potential to show enhanced efficacy and best in class tolerability profile among TKI/IO regimens.

HCC Revenue Projections - Major Markets (Millions USD)[1]


$5,000
$4,000
$3,000
$2,000
$1,000
$0
2017
2027

HCC Market – Key Opportunity

- Developing combination regimens comprising drugs of different mechanisms of action as first-line treatment can generate significant commercial rewards.

- Planned phase 1/2 study: costs shared equally and clinical drug supplied by each company

[1] *Decision Resources HCC Disease Landscape and Forecast – Dec 2018*
[2] *Lee S et al, ASCO GI 2018*
[3] *Wainberg et al, ASCO 2017*

AVEO ONCOLOGY

Tivozanib Commercial Opportunity

If Approved, Significant Potential Commercial Opportunity for Tivozanib in the United States 1st Line Market (est. 2020) ~$1.6B1 2nd Line Market (est. 2020) ~$700M1 3rd Line+ Market (est. 2020) ~$300M1 Expect opportunity to expand Potential to be first agent indicated for 3rd & 4th line Only pivotal dataset in RCC stratified by prior PD-1 NA royalties to KHK are low- to mid-teens on net sales 1 Decision Resources Pharmacor 2020 Market Projections July 2019 Extended OS from IO may expand population eligible for 3rd line treatment 2 1 >PFS with tivozanib may extend treatment duration 65%1 50%1 Efficacy + tolerability may increase patients opting for 3rd and 4th line treatment 1st Line 2nd Line 3rd Line 3 Composition of matter patent into 2022 with potential for extension into 2027 for both Europe and North America 4th Line 25%1

Potential Relevance of Tivozanib in Refractory RCC Source: AVEO blinded Third-Party US Oncologist Market Research using approximate TIVO-3 PFS and AE profile - Dec 2018 n=100 Treatments with proven efficacy are needed for patients who have failed 2 or more lines of treatment for RCC I prefer using drugs that do not often require me to adjust or interrupt dose due to patient tolerability issues Blinded Tivo Profile Ratings compared to current treatment options in refractory patients Likelihood to Prescribe 67% 80% Not at all likely Neutral Extremely Likely

First-line treatment for patients with good or intermediate risk Second-line patients following TKIs Launched in Germany, Spain and UK Approved in New Zealand https://www.esmo.org/Guidelines/Genitourinary-Cancers/Renal-Cell-Carcinoma FOTIVDA Commercialization in EU and ROW This Photo by Unknown Author is licensed under CC BY-SA ESMO Guidelines updated to include FOTIVDA® (tivozanib)1 – Feb 2019 Launched in 3 of the EU5 Countries (Each Launch Triggers $2M milestone) $20M in R&D reimbursement for access to TIVO-3 data, if optioned $335M in potential tiered commercial milestones Tiered low double-digit to mid-twenties royalties on FOTIVDA® (tivozanib) net sales in Europe, Latin America, Africa, and Australia Approved in 1 of 5 non-EU countries (3 of 5 triggers $2M milestone) KKC entitled to 30% of all royalties and milestones, a portion of R&D reimbursement is excluded

Pipeline and Near-Term Milestones

Tivozanib * Does not include potential PTE up to 5 yr max VEGFR 1, 2 and 3 Tyrosine Kinase Inhibitor Launched in Europe by EUSA as FOTIVDA in first line RCC in November 2017 TIVO-3 study on-going for potential U.S. registration for RCC IO combination study with OPDIVO® in collaboration with BMS underway in RCC IO combination study with IMFINZI® in collaboration with AZ launching soon in HCC AVEO retains milestones and royalties for non-oncology indications in key markets Composition of Matter (COM) and other IP to at least 2022* Potential Tivozanib (VEGFR 1, 2 and 3 TKI) Milestones 2H19 1H20 2H20 OS Update / Regulatory Discussion HCC Ph 1/2 (Durvalumab + Tivo) Enrollment Start RCC (Nivolumab + Tivo) Final PFS Presentation

Ficlatuzumab * Does not include potential PTE up to 5 yr max HGF Inhibitory Antibody with Optimal Blockade of c-Met AML: Phase 1/2 Trial of ficlatuzumab and cytarabine in refractory AML patients Demonstrated 50% complete response in patients refractory to initial therapy Randomized phase 2 in planning SCCHN: Randomized Phase 2 Trial ongoing (Ficlatuzumab +/- ERBITUX®) Pancreatic Cancer: Phase 1/2 Trial ongoing (Ficlatuzumab + Nab-paclitaxel + Gemcitabine) Composition of Matter (COM) and other IP to at least 2027* Potential Ficlatuzumab (HGF Inhibitory Antibody) Milestones 2H19 1H20 2H20 AML Randomized Ph2 POC (HiDAC +/- Ficlatuzumab) Initiation Pancreatic Ph 1/2 (Ficlatuzumab + Nab-paclitaxel + Gemcitabine) Presentation SCCHN Randomized (Ficlatuzumab +/-ERBITUX®) Ph2 POC Data

Anti-ERBB3 Mab with Broad Therapeutic Potential CANbridge to fund clinical development through Phase 2 POC study Potential additional $40M development and regulatory/$90M commercial milestone Tiered low double-digit royalties for ex-NA rights Planned indication: squamous cell esophageal cancer (IND accepted in China August 2018) Composition of Matter (COM) and other IP ranging from 2031 to 2032* CAN017 (AV-203) * Does not include potential PTE up to 5 yr max Potential CAN017 (AV-203) (Anti-ERBB3 MAb) Milestones 2H19 1H20 2H20 Squamous Cell Esophageal Cancer Ph 1/2 Study Initiation

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AV-380

First-in-Class, Anti-GDF15 MAb for Cachexia

- Affects approximately 5 million patients in the US alone; affects up to 80% of advanced cancer patients and is responsible for approximately 30% of all cancer deaths[1,2]
- Pre-clinical development underway to enable planned IND submission in 2020
- Composition of Matter (COM) through at least 2033* and in licensed methods of use patent

Potential AV-380 (Inhibitory Antibody targeting GDF15) Milestones	2H19	1H20	2H20
AV-380 IND Submission			●

** Does not include potential PTE up to 5 yr max*

1. *Morley et al; Am J Clin Nutr 2006;83:735– 43*
2. *Lerner, et al. MAP3K11/GDF15 axis is a critical driver of cancer cachexia, J Cachexia Sarcopenia Muscle. 2016 Sep; 7(4): 467–482.*

AVEO ONCOLOGY

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AVEO Key Near Term Potential Milestones

Tivozanib (VEGFR 1, 2 and 3 TKI)	2H19	1H20	2H20
TIVO-3 OS Update / Regulatory Discussion	●		
DEDUCTIVE HCC Ph 1/2 (Durvalumab + Tivo) Enrollment Start	●		
TiNivo RCC (Nivolumab + Tivo) Final PFS Presentation	●		

Ficlatuzumab (HGF Inhibitory Antibody)	2H19	1H20	2H20
AML Randomized Ph2 POC (HiDAC +/- Ficlatuzumab) Initiation	●		
Pancreatic Ph 1/2 (Ficlatuzumab + Nab-paclitaxel + Gemcitabine) Presentation		●	
SCCHN Randomized (Ficlatuzumab +/-Erbitux) Ph2 POC Data			●

CAN017 (AV-203) (Anti-ERBB3 MAb)	2H19	1H20	2H20
Squamous Cell Esophageal Cancer Ph 1/2 Study Initiation	●		

AV-380 (Inhibitory Antibody targeting GDF15)	2H19	1H20	2H20
AV-380 IND Submission			●

AVEO Overview September 2019